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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20552

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                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported): September 30, 1999

                        SALIVA DIAGNOSTIC SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                   0-21284              91-1549305
(State or other jurisdiction     (Commission            (IRS Employer
or incorporation)                File Number)        Identification no.)


                            11719 N.E. 95TH STREET
                              VANCOUVER, WA 98682
                                (360) 696-4800
              (Address, including zip code, and telephone number
                        of principal executive offices)

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On September 30, 1999 Saliva Diagnostic Systems, Inc. (the "Company") dismissed its independent auditors, Arthur Andersen, LLP. Such dismissal was recommended and approved by the Company's Board of Directors, based in part, on the cost of the services rendered to date. Management is seeking to resolve its fee dispute with Arthur Andersen, LLP within the next sixty (60) days. The outcome of these negotiations cannot be determined at this time.

        As of September 30, 1999, the Company engaged Lazer Levine & Felix to be its independent auditors, subject to approval by the Company's stockholders at the Company's next annual meeting of stockholders.

ITEM 5. OTHER EVENTS

        On September 30, 1999, the Company's Board of Directors terminated Kenneth J. McLachlan as Chief Executive Officer and President and Director. The Board of Directors also terminated a consulting agreement with Mr. McLachlan's affiliated company, International Business Consultants ("IBCO"). The Company intends to vigorously defend any claims for compensation or reimbursement of expenses by IBCO or Mr. McLachlan. The outcome of these negotiations cannot be determined at this time.

        In July 1999, Mr. McLaughlan, purportedly on behalf of the Company, executed a Promissory Note in favor of Bryan Cave LLP, the Company's legal counsel in the amount of $610,000 and granted Bryan Cave LLP a security interest in the assets of the Company, including intellectual property.

        On October 5, 1999, Hans R. Vauthier, Ph.D. resigned as a Director of the Company. Accordingly, the Company's Board of Directors currently consists of Paul C. Bernstein, Leo Ehrlich and Joe Levi, Esq.

        On October 8, 1999, the Company's Board of Directors elected Mr. Leo Ehrlich as Chief Executive Officer, President and Assistant Secretary and Steven Pascal as Executive Vice President and Secretary of the Company. The Company intends to focus on settlement of outstanding accounts payable, analysis and the resolution, prosecution or defense of pending and threatened litigation and production and distribution of the Company's products. The Company will require additional financing to meet the aforesaid objectives and their is no assurance that the Company will be able to resolve its operational issues or obtain requisite funding in a sufficient amount or in a timely manner.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Saliva Diagnostic Systems, Inc.


DATE: October 14, 1999                  By: /s/ LEO EHRLICH
                                           ----------------------------
                                           Leo Ehrlich,
                                           Chief Executive Officer